ExactTarget Announces Fourth Quarter and Full Year 2012 Results

Fourth Quarter Adjusted Revenue Increased 44% Year-Over-Year to $85.8 Million, Full-Year Adjusted Revenue Increased 42% to $293.8 Million

INDIANAPOLIS (Feb. 21, 2013) – ExactTarget (NYSE:ET), a leading global provider of cross-channel digital marketing software-as-a-service solutions, announced results today for its fourth quarter and full year ended December 31, 2012.
"ExactTarget's record fourth quarter and full-year revenue reinforce our position as the largest pure play marketing SaaS provider in the world," said Scott Dorsey, ExactTarget chairman, chief executive officer and co-founder. "With strong customer response to our new innovations and recent acquisitions, we have become the digital marketing platform of choice and positioned ourselves for another strong year of growth."
Fourth Quarter 2012 Financial Highlights:
Three Months Ended December 31, 2012:

•	Revenue: $84.2 million, a 42 percent increase compared to the fourth quarter of 2011. Non-U.S. revenue was $15.6 million, a 47 percent increase compared to the fourth quarter of 2011.

•	Adjusted Revenue: $85.8 million, a 44 percent increase compared to the fourth quarter of 2011, before the $1.5 million impact of adjusting deferred revenue to fair value under purchase accounting.

•
Recurring Subscription Revenue: $66.7 million (excludes $2.1 million of revenue related to utilization above the contracted level), a 46 percent increase compared to the fourth quarter of 2011. Adjusted recurring subscription revenue was $68.2 million, a 49 percent increase compared to the fourth quarter of 2011, before the $1.5 million impact of adjusting deferred revenue to fair value under purchase accounting.

•
Net (Loss) / Income: $(13.0) million compared to $(6.1) million in the fourth quarter of 2011. Net (Loss) / Income attributable to common stockholders in the fourth quarter of 2012 was $(0.19) per share on a basic and diluted basis, compared to $(0.68) per share on a basic and diluted basis in the fourth quarter of 2011.

•
Adjusted Net (Loss) / Income: $(6.8) million, or $(0.10) per share on a basic and diluted basis, compared to $(3.8) million, or $(0.42) per share on a basic and diluted basis, in the fourth quarter of 2011.

•	Operating Cash Flow: $8.0 million compared to $(4.6) million in the fourth quarter of 2011.

•	Adjusted EBITDA: $(0.5) million compared to $0.8 million in the fourth quarter of 2011.
Twelve Months Ended December 31, 2012:

•	Revenue: $292.3 million, a 41 percent increase compared to 2011. Non-U.S. revenue was $53.1 million, an 84 percent increase compared to 2011.

•	Adjusted Revenue: $293.8 million, a 42 percent increase compared to 2011, before the $1.5 million impact of adjusting deferred revenue to fair value under purchase accounting.

•
Recurring Subscription Revenue: $228.7 million (excludes $5.5 million of revenue related to utilization above the contracted level), a 42 percent increase compared to 2011. Adjusted recurring subscription revenue was $230.2 million, a 43 percent increase compared to 2011, before the $1.5 million impact of adjusting deferred revenue to fair value under purchase accounting.

•
Net (Loss) / Income: $(21.0) million compared to $(35.4) million in 2011. Net (Loss) / Income attributable to common stockholders in 2012 was $(0.39) per share on a basic and diluted basis, compared to $(4.05) per share on a basic and diluted basis in 2011.

•	Adjusted Net (Loss) / Income: $(6.2) million, or $(0.11) per share on a basic and diluted basis, compared to $(27.3) million, or $(3.12) per share on a basic and diluted basis, in 2011.

•	Operating Cash Flow: $22.7 million compared to $(2.8) million in 2011.

•	Adjusted EBITDA: $15.7 million compared to $(0.1) million in 2011.

Recent Business Highlights:

•
Completed the acquisition of privately-held business-to-business marketing automation provider Pardot, expanding ExactTarget's product suite with Pardot's solution to create, deploy and manage online lead nurturing campaigns through integrations with salesforce.com, Microsoft Dynamics CRM, NetSuite and SugarCRM.

•
Completed the acquisition of privately-held Web personalization provider iGoDigital, expanding ExactTarget's product suite with iGoDigital's advanced product recommendations solutions and predictive analytics to power cross-channel personalization and optimization.

•	Expanded the company's mobile marketing suite with the launch of MobilePush, an enterprise application to power data-driven push notifications to apps on smartphones and tablets.

•
Expanded its global multi-lingual enterprise digital marking platform with the addition of a French-Canadian user interface, making its email, mobile, social media and data management applications now available in English, Brazilian Portuguese, German, French and French-Canadian.

•
Expanded the company's global footprint with new offices in Paris and Stockholm, bringing the number of non-U.S. offices to eight (Australia (two), Brazil, Canada, France, Germany, United Kingdom and Sweden).

•	Hosted three client conferences in the fourth quarter with more than 4,000 attendees at Connections 2012, and strong attendance at Connections UK and Pardot's Elevate Conference.
Business Outlook:
As of February 21, 2013, ExactTarget is issuing guidance for its first quarter of 2013 and full-year 2013.

•	First Quarter 2013:

◦	Adjusted Revenue: expected to be $87.0 million to $88.0 million, excluding the impact of adjusting deferred revenue to fair value under purchase accounting.

◦
Adjusted Net (Loss) / Income: expected to be $(6.0) million to $(7.0) million. Adjusted Net (Loss) / Income excludes the effects of stock-based compensation expense, amortization of intangibles, and the impact of adjusting deferred revenue to fair value under purchase accounting.

◦
Adjusted Net (Loss) / Income per Share: expected to be $(0.09) per share to $(0.10) per share on a basic and diluted basis assuming weighted average shares outstanding of approximately 69 million shares.

•	Full Year 2013:

◦	Adjusted Revenue: expected to be $370.0 million to $374.0 million, excluding the impact of adjusting deferred revenue to fair value under purchase accounting.

◦
Adjusted Net (Loss) / Income: expected to be $(20.0) million to $(22.0) million. Adjusted Net (Loss) / Income excludes the effects of stock-based compensation expense, amortization of intangibles, and the impact of adjusting deferred revenue to fair value under purchase accounting.

◦
Adjusted Net (Loss) / Income per Share: expected to be $(0.29) per share to $(0.31) per share on a basic and diluted basis. This assumes weighted average shares outstanding of approximately 70 million shares.

Conference Call Information
What:    ExactTarget Fourth Quarter 2012 Financial Results Conference Call
When:    Thursday, February 21, 2013
Time:    5 p.m. Eastern
866.831.6267 (Domestic)
617.213.8857 (International)
Webcast:    www.ExactTarget.com/Investor (Live and Replay)
Replay:    888.286.8010, Conference ID 16981124 (Domestic)
617.801.6888, Conference ID 16981124 (International)
NOTE: Audio replay will be available until February 28, 2013

About ExactTarget
ExactTarget is a leading global provider of cross-channel digital marketing software-as-a-service solutions that empower organizations of all sizes to communicate with their customers through email, mobile, social media, Web and marketing automation. ExactTarget's suite of integrated applications enable marketers to plan, automate, deliver and optimize data-driven digital marketing and real-time communications to drive customer engagement, increase sales and improve return on marketing investment. Headquartered in Indianapolis, Indiana with offices in North America, Europe, South America and Australia, ExactTarget trades on the New York Stock Exchange under the ticker symbol “ET.” For more information, visit www.ExactTarget.com.

Website Information
We routinely post important information for investors on our website www.ExactTarget.com in the "Investor Relations" section. We intend to use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation Fair Disclosure. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Non-GAAP Financial Measures
This press release includes information about non-GAAP financial measures, including Adjusted Revenue, Adjusted Recurring Subscription Revenue, Non-GAAP margins, Non-GAAP Operating Expenses, Adjusted EBITDA, Adjusted Net (Loss) / Income and Adjusted Net (Loss) / Income per Share. We believe these measures provide important supplemental information regarding our operating performance and are often used by investors and analysts in their evaluation of companies such as ours. In addition, we use Adjusted EBITDA as a key measurement of our operating performance because it assists us in comparing our operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted Revenue is calculated as GAAP revenue plus the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted Recurring Subscription Revenue is a key metric we use to evaluate our business. It is defined as the total amount of contractually-committed subscription revenue under each of our client agreements, plus the impact of adjusting deferred revenue to fair value under purchase accounting, less revenue related to utilization above the contracted level. Non-GAAP margins and Non-GAAP Operating Expenses are calculated after adjusting for the impact of certain non-cash items such as stock-based compensation and amortization of intangibles, and in the case of Non-GAAP margins, adding back the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted EBITDA is calculated as Net (Loss) / Income before (1) other (income) expense, which includes interest income, interest expense and other income and expense, (2) income tax expense (benefit), (3) depreciation and amortization of property and equipment, (4) amortization of intangible assets, (5) stock-based compensation, and (6) the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted Net (Loss) / Income is calculated as Net (Loss) / Income before (1) amortization of intangible assets, (2) stock-based compensation, and (3) the impact of adjusting deferred revenue to fair value under purchase accounting. Adjusted Net (Loss) / Income per Share is calculated as Adjusted Net (Loss) / Income divided by weighted average shares outstanding on a GAAP basis. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Adjusted Revenue, Adjusted Recurring Subscription Revenue, Non-GAAP margins, Non-GAAP Operating Expenses, Adjusted EBITDA, Adjusted Net (Loss) / Income and Adjusted Net (Loss) / Income per Share reflect an additional way of viewing aspects of our operations that we believe, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures set forth on the last page of this press release, provide a more complete understanding of factors and trends affecting our business.

Safe Harbor Statement
This press release contains forward-looking statements about expected financial metrics such as Adjusted Revenue, Adjusted Recurring Subscription Revenue, Non-GAAP margins, Non-GAAP Operating Expenses, Adjusted EBITDA, Adjusted Net (Loss) / Income and Adjusted Net (Loss) / Income per Share. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include - but are not limited to - risks associated with: possible fluctuations in the company’s financial and operating performance; attracting and retaining clients; defects or errors in the company’s solutions; unexpected decreases in clients’ use of email; ability to gain customer acceptance of cross-channel marketing; changes in domestic and international data privacy regulations; compromises of the company’s security measures; infrastructure scalability; third-party hardware and software; competition; the company’s ability to hire, retain and motivate employees and manage the company’s domestic and international growth; successful client deployment and utilization of the company’s existing and future solutions; changes in the company’s sales cycle; various financial aspects of the company’s subscription model; unexpected increases in attrition or decreases in new business; the emerging markets in which the company operates; unique aspects of entering or expanding in international markets; litigation related to intellectual property and other matters, and any related claims, negotiations and settlements; unanticipated changes in the company’s effective tax rate; fluctuations in the number of shares we have outstanding and the price of such shares; foreign currency exchange rates; interest rates; and general developments in the economy, financial markets, and credit markets. Further information on these and other factors that could affect the company’s financial results is included in our most recent quarterly report on Form 10-Q, as filed with the Securities and Exchange Commission ("SEC"). Additional information will also be set forth in our annual report on Form 10-K for the fiscal year ended Dec. 31, 2012, and other filings that we make with the SEC. These documents are or will be available on the SEC Filings section of the Investor Information section of the company’s website at www.ExactTarget.com/investor.

Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. ExactTarget, Inc. assumes no obligation and does not intend to update these forward-looking statements.

Media Contact:
Kari Brownsberger (Finn Partners) 312.329.3980 or MediaRelations@ExactTarget.com

Investor Contact:
Mitch Frazier (ExactTarget) – 317.275.5034 or Investor@ExactTarget.com

EXACTTARGET, INC.
Condensed Consolidated Balance Sheets
(in thousands, except share data)

	As of December 31,
	2012	2011
Assets
Current Assets:
Cash and cash equivalents	$69,192	$60,705
Short-term investments	40,217	—
Accounts receivable, net	55,911	43,380
Prepaid expenses	11,378	8,703
Other current assets	3,219	2,483
Total current assets	179,917	115,271
Property and equipment, net	67,944	54,616
Goodwill	108,222	18,447
Intangible assets, net	27,352	3,286
Other assets	3,631	1,664
Total assets	$387,066	$193,284
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$9,070	$8,124
Accrued liabilities	12,874	10,725
Accrued compensation and related expenses	18,503	14,167
Current portion of long-term obligations and other	1,464	4,787
Deferred revenue	57,592	39,273
Total current liabilities	99,503	77,076
Long-term obligations and other	5,946	5,134
Long-term portion of debt	—	13,333
Total liabilities	105,449	95,543
Redeemable convertible preferred stock	—	63,000
Stockholders' equity:
Common stock	34	5
Preferred stock	—	164,894
Additional paid in capital	449,801	17,031
Accumulated other comprehensive loss	(1,122)	(1,051)
Accumulated deficit	(167,096)	(146,138)
Total stockholders’ equity	281,617	34,741
Total liabilities and stockholders’ equity	$387,066	$193,284

EXACTTARGET, INC.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Revenue:
Subscription	$68,784	$47,709	$234,222	$170,696
Professional services	15,458	11,799	58,050	36,797
Total revenue	84,242	59,508	292,272	207,493
Cost of revenue:
Subscription	17,848	11,845	56,770	40,333
Professional services	13,376	8,755	46,830	29,862
Total cost of revenue	31,224	20,600	103,600	70,195
Gross profit	53,018	38,908	188,672	137,298
Operating expenses:
Sales and marketing	36,085	25,335	115,312	93,559
Research and development	17,376	11,239	54,022	41,390
General and administrative	12,290	7,903	39,725	25,985
Total operating expenses	65,751	44,477	209,059	160,934
Operating loss	(12,733)	(5,569)	(20,387)	(23,636)
Other expense, net	(219)	(318)	(571)	(1,001)
Loss before taxes	(12,952)	(5,887)	(20,958)	(24,637)
Income tax expense	—	258	—	10,798
Net loss	$(12,952)	$(6,145)	$(20,958)	$(35,435)

Net loss per common share:
Basic and diluted	$(0.19)	$(0.68)	$(0.39)	$(4.05)
Weighted average number of common shares outstanding—basic and diluted	68,112,725	9,005,440	53,856,234	8,750,540
(1) Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Cost of revenue - subscription	$81	$82	$345	$351
Cost of revenue - professional services	306	176	1,033	704
Sales and marketing	877	621	3,179	2,265
Research and development	917	501	2,183	1,511
General and administrative	1,277	632	4,442	2,123
Total stock-based compensation	$3,458	$2,012	$11,182	$6,954
(2) Includes intangible asset amortization expense as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Cost of revenue - subscription	$799	$75	$1,024	$300
Sales and marketing	322	133	704	372
General and administrative	66	113	354	481
Total intangible amortization expense	$1,187	$321	$2,082	$1,153

EXACTTARGET, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Cash flows from operating activities:
Net loss	$(12,952)	$(6,145)	$(20,958)	$(35,435)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,241	4,390	23,356	16,623
Lease incentives received from lessor	202	364	336	637
Provision for / (recovery of) bad debt and credit allowances	284	1,621	1,861	2,271
Stock-based compensation	3,458	2,012	11,182	6,954
Change in deferred taxes	—	—	—	10,540
Other	166	11	204	87
Changes in operating assets and liabilities:
Accounts receivable, net	(2,845)	(8,521)	(12,288)	(17,260)
Prepaid expenses and other assets	2,061	(1,406)	(4,193)	(6,007)
Accounts payable and accrued liabilities	(2,238)	(1,456)	2,181	8,165
Accrued compensation and related expenses	5,222	678	4,310	3,838
Deferred revenue	7,378	3,852	16,736	6,827
Net cash provided by (used in) operating activities	7,977	(4,600)	22,727	(2,760)
Cash flows from investing activities:
Business combination, net of cash acquired	(99,970)	—	(100,776)	(2,710)
Purchases of property and equipment	(12,911)	(3,128)	(32,455)	(31,161)
Purchases of marketable securities	(40,248)	—	(40,248)	—
Net cash used in investing activities	(153,129)	(3,128)	(173,479)	(33,871)
Cash flows from financing activities:
Repayments on capital leases and notes payable	(183)	(325)	(770)	(952)
Net payments on term loan	—	(10,856)	(9,967)	(3,333)
Net proceeds from (payments on) on revolving line of credit	—	9,804	(6,700)	9,804
Proceeds from issuance of stock from option exercises	2,917	243	7,718	429
Payments of contingent consideration	(402)	—	(858)	(1,394)
Proceeds from issuance of preferred stock, net of issuance costs	—	39,973	—	69,935
Proceeds from issuance of common stock, net of issuance costs	—	—	169,709	—
Net cash provided by financing activities	2,332	38,839	159,132	74,489
Effect of exchange rate changes on cash and cash equivalents	(7)	44	107	43
Increase (decrease) in cash and cash equivalents	(142,827)	31,155	8,487	37,901
Cash and cash equivalents, beginning of the period	212,019	29,550	60,705	22,804
Cash and cash equivalents, end of the period	$69,192	$60,705	$69,192	$60,705

EXACTTARGET, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Revenue:
Subscription	$68,784	$47,709	$234,222	$170,696
Deferred revenue adjustment - purchase accounting	1,523	—	1,523	—
Adjusted subscription revenue	70,307	47,709	235,745	170,696

Professional services revenue	15,458	11,799	58,050	36,797

Total adjusted revenue	$85,765	$59,508	$293,795	$207,493

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Revenue:
United States	$68,639	$48,868	$239,148	$178,623
Deferred revenue adjustment - purchase accounting	1,232	—	1,232	—
Adjusted United States revenue	69,871	48,868	240,380	178,623

International	15,603	10,640	53,124	28,870
Deferred revenue adjustment - purchase accounting	291	—	291	—
Adjusted International revenue	15,894	10,640	53,415	28,870

Total adjusted revenue	$85,765	$59,508	$293,795	$207,493

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Recurring subscription revenue	$66,670	$45,743	$228,722	$160,659
Deferred revenue adjustment - purchase accounting	1,523	—	1,523	—
Adjusted recurring subscription revenue	$68,193	$45,743	$230,245	$160,659

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Gross margin:
Subscription gross margin	$50,936	$35,864	$177,452	$130,363
Deferred revenue adjustment - purchase accounting	1,523	—	1,523	—
Stock-based compensation	81	82	345	351
Intangible asset amortization	799	75	1,024	300
Non-GAAP subscription gross margin	53,339	36,021	180,344	131,014

Professional services gross margin	2,082	3,044	11,220	6,935
Stock-based compensation	306	176	1,033	704
Non-GAAP professional services gross margin	2,388	3,220	12,253	7,639

Total non-GAAP gross margin	$55,727	$39,241	$192,597	$138,653

EXACTTARGET, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures, continued
(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Operating expenses	$65,751	$44,477	$209,059	$160,934
Stock-based compensation	(3,071)	(1,754)	(9,804)	(5,899)
Amortization of intangible assets	(388)	(246)	(1,058)	(853)
Non-GAAP operating expenses	$62,292	$42,477	$198,197	$154,182

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Net loss	$(12,952)	$(6,145)	$(20,958)	$(35,435)
Deferred revenue adjustment - purchase accounting	1,523	—	1,523	—
Stock-based compensation	3,458	2,012	11,182	6,954
Amortization of intangible assets	1,187	321	2,082	1,153
Adjusted net loss	(6,784)	(3,812)	(6,171)	(27,328)

Income tax expense	—	258	—	10,798
Depreciation and amortization of property and equipment	6,054	4,069	21,274	15,470
Other expense, net	219	318	571	1,001
Adjusted EBITDA	$(511)	$833	$15,674	$(59)

Adjusted net (loss) / income per share - basic & diluted	$(0.10)	$(0.42)	$(0.11)	$(3.12)
Weighted average shares outstanding used in computing per share amounts - basic & diluted	68,112,725	9,005,440	53,856,234	8,750,540